UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 30, 2026

TerraVolt Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

CalEthos, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2026, CalEthos, Inc. (the “Company”) changed its corporate name from CalEthos, Inc. to TerraVolt Holdings, Inc. (the “Name Change”) by filing a Certificate of Amendment to the Company’s Restated Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada. The Name Change will not affect the rights of the Company’s stockholders and was approved by the Company’s stockholders.

In connection with the Name Change, the Company’s common stock, par value $0.001 per share, will continue trading under on the OTCQB Market under the trading symbol “GEDC.” The CUSIP number for the Company’s common stock will not change in connection with the Name Change.

In connection with the Name Change, on July 1, 2026, the Company’s Board of Directors also approved an amendment and restatement of the Company’s Amended and Restated Bylaws solely to reflect the Name Change (as amended and restated, the “New A&R Bylaws”), which became effective as of July 1, 2026.

The foregoing descriptions of the Certificate of Amendment and the New A&R Bylaws are qualified in their entirety by reference to the full text of the Certificate of Amendment and the New A&R Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Articles of Incorporation of CalEthos, Inc., effective as of June 30, 2026.
3.2	Amended and Restated Bylaws of TerraVolt Holdings, Inc., effective as of July 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraVolt Holdings, Inc.

Date: July 7, 2026	By:	/s/ Joel D. Stone
Joel D. Stone Chief Executive Officer

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